                                                                    EXHIBIT 20.3

AT&T Universal Funding Corporation                                                      AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                     Series 1995-3
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Class A              Class B            CIA Investor           Investor
- ----------------------                                                                                             Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount              652,500,000.00         45,000,000.00        52,500,000.00      750,000,000.00
Floating Allocation Percentage                        87.0000000%            6.0000000%           7.0000000%         78.9526972%
Principal Allocation Percentage                       87.0000000%            6.0000000%           7.0000000%         78.9526972%
Finance Charge Collections                           9,620,434.52            663,478.24           774,057.95       11,057,970.72
Total Yield
Trust Portfolio Yield
Principal Collections                              105,418,896.04          7,270,268.69         8,481,980.14      121,171,144.87
Discount Percentage
Discount Option Receivable Collections                       0.00                  0.00                 0.00                0.00
Monthly Payment Rate
Defaults                                             4,226,253.25            291,465.74           340,043.37        4,857,762.36
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                             432,142.88             29,802.96            34,770.12          496,715.95
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                              0.00                 0.00
Charged-Off Principal                                        0.00                  0.00                 0.00
Reimbursed Principal                                         0.00                  0.00                 0.00
Ending Invested/Transferor Amounts                 652,500,000.00         45,000,000.00        52,500,000.00      750,000,000.00
- -----------------------------------------------------------------------------------------------------------------------------------
Group I Information                              Series 1995-1        Series 1995-3         Series 1996-1          Series
- -------------------
Invested Amount                                  1,000,000,000.00        750,000,000.00     1,000,000,000.00                0.00
Average Rate                                              5.5787%               5.7021%              5.6349%             0.0000%
Investor Finance Charge Collections                 15,406,248.89         11,554,686.67        15,406,248.89                0.00
Investor Principal Collections                     161,561,526.50        121,171,144.87       161,561,526.50                0.00
Investor Default Amount Due                          6,477,016.48          4,857,762.36         6,477,016.48                0.00
Investor Monthly Interest Due                        4,803,902.08          3,682,580.42         4,852,283.96                0.00
Investor Monthly Fees Due                            1,666,666.67          1,250,000.00         1,666,666.67                0.00
Investor Additional Amounts Due                              0.00                  0.00                 0.00                0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                        Class A              Class B            CIA Investor            Total
- ----------------------------
Investor Coupon                                           5.6900%               5.8000%              5.7680%
Investor Monthly Interest Due                        3,197,068.75            224,750.00           260,761.67        3,682,580.42
Investor Outstanding Interest Due                            0.00                  0.00                 0.00                0.00
Investor Additional Interest Due                             0.00                  0.00                 0.00                0.00
Investor Total Interest Due                          3,197,068.75            224,750.00           260,761.67        3,682,580.42
Investor  Default Amount Due                         4,226,253.25            291,465.74           340,043.37        4,857,762.36
Investor Monthly Fees Due                            1,087,500.00             75,000.00            87,500.00        1,250,000.00
Investor Additional Fees Due                                 0.00                  0.00                 0.00                0.00
Total                                                8,510,822.00            591,215.74           688,305.03        9,790,342.78
- -----------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                                    11,599,421.69
Interest and Principal Funding Investment Proceeds                                                                          0.00
Series Adjusted Portfolio Yield                                                                                           10.79%
Base Rate                                                                                                                  7.89%
- -----------------------------------------------------------------------------------------------------------------------------------
Application of Collections                          Class A              Class B            CIA Investor            Total
- --------------------------
Available Funds                                     10,091,496.87            695,965.30           811,959.52       11,599,421.69
Monthly Interest Paid                                3,197,068.75            224,750.00                 0.00        3,421,818.75
Investor Default Amount Paid                         4,226,253.25                  0.00                 0.00        4,226,253.25
Excess Spread                                        2,668,174.86            471,215.30           811,959.52        3,951,349.68
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                   0.00                  0.00                                     0.00
Investor Default Amount Shortfall                            0.00            291,465.74                               291,465.74
Required Amount                                              0.00            291,465.74                               291,465.74
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                        0.00                  0.00           260,761.67          260,761.67
Investor Default Paid                                        0.00            291,465.74           340,043.37          631,509.11
Investor Additional Amounts Paid                             0.00                  0.00                 0.00                0.00
Servicing Fee Paid                                                                                                  1,250,000.00
Excess Finance Charge Collections                                                                                   1,809,078.91
- -----------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                              0.00                 0.00                0.00
Monthly Interest Paid                                        0.00                  0.00
Investor Default Paid                                        0.00                  0.00                                     0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                 0.00                  0.00                 0.00
Principal Charge-Offs                                        0.00                  0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                              0.00
Principal Funding Account Deposit                                                                                           0.00
Principal Funding Account Balance                                                                                           0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Certificates                                        Class A              Class B            CIA Investor            Total
- ------------
Beginning Certificates Balance                     652,500,000.00         45,000,000.00        52,500,000.00      750,000,000.00
Interest Distribution                                        0.00                  0.00           260,761.67          260,761.67
Principal Distribution                                       0.00                  0.00                 0.00                0.00
Total Distribution                                           0.00                  0.00           260,761.67          260,761.67
Ending Certificate Balance                         652,500,000.00         45,000,000.00        52,500,000.00      750,000,000.00
Pool Factor                                           100.000000%           100.000000%          100.000000%
Total Distribution Per 1,000 Certificate                   0.0000                0.0000               4.9669
Interest Distribution Per 1,000 Certificate                0.0000                0.0000               4.9669
Principal Distribution Per 1,000 Certificate               0.0000                0.0000               0.0000

1st   Collection Accounts Deposit                    3,093,937.50            217,500.00                             3,311,437.50
2nd Collection Accounts Deposit                      3,197,068.75            224,750.00                             3,421,818.75
3rd Collection Accounts Deposit                              0.00                  0.00                                     0.00
Quarterly Interest Distribution                      6,291,006.25            442,250.00                             6,733,256.25


Delinquencies                                        1-30                 31-60                 61-90               91-120
- -------------                                        ----                 -----                 -----               ------

Number of Accounts                                        152,576                29,820               15,393              11,622
Balance of Accounts                                   334,446,046            76,754,548           45,867,350          37,803,369

30+Days Delinquency Rate                                                        3.9190%

Change in Account Owner Retained Interest                                       0.0026%



AT&T Universal Funding Corporation                                      Monthly Report                     31-May-96
Credit Card Asset Backed Securities                                     Distribution Date                  17-Jun-96
- --------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                  Transferor              Series                 Trust
- ----------------------                                   Interest            Allocations              Totals
Beginning Principal  Receivables Balance                                                            5,711,452,494.90
Special Funding Account Balance                                                                                 0.00
Ending Total Principal Balance                                                                      5,711,452,494.90

Series Allocation Percentage                                                           16.63%
Beginning Invested /Transferor Amount                    199,935,881.28        949,935,881.28
Floating Allocation Percentage                              21.0473028%          100.0000000%
Principal Allocation Percentage                             21.0473028%          100.0000000%
Finance Charge Collections                                 2,947,846.83         14,005,817.54          84,209,432.59
Total Yield                                                                                                   17.69%
Trust Portfolio Yield                                                                                         10.72%
Principal Collections                                     32,301,946.18        153,473,091.06         922,750,983.60
Discount Percentage                                                                                            0.00%
Discount Option Receivable Collections                             0.00                  0.00                   0.00
Monthly Payment Rate                                                                                          16.16%
Defaults                                                   1,294,988.00          6,152,750.36          36,993,171.93
Monthly Default Rate                                                                                           7.77%
Net Monthly Default Rate                                                                                       6.98%
Recoveries                                                   132,415.12            629,131.07           3,782,626.07
Adjustments                                                                                            (1,779,740.80)
New Receivables                                                                                       937,340,257.91
Ending Principal  Receivables Balance                                                               5,690,828,338.08
Minimum Series Required Balance                                                                       802,500,000.00
Special Funding Account Balance                                                                                 0.00
Ending Total Principal Balance                                                                      5,690,828,338.08

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                       199,935,881.28        949,935,881.28       5,690,828,338.08
- --------------------------------------------------------------------------------------------------------------------
Group I Information                                    Group Total
- -------------------
Invested Amount                                        2,750,000,000.00
Average Rate                                                    5.6328%
Investor Finance Charge Collections                       42,367,184.45
Investor Principal Collections                           444,294,197.87
Investor Default Amount Due                               17,811,795.32
Investor Monthly Interest Due                             13,338,766.46
Investor Monthly Fees Due                                  4,583,333.33
Investor Additional Amounts Due                                    0.00
- --------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements
- ----------------------------
Investor Coupon
Investor Monthly Interest Due
Investor Outstanding Interest Due
Investor Additional Interest Due
Investor Total Interest Due
Investor  Default Amount Due
Investor Monthly Fees Due
Investor Additional Fees Due
Total
- --------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections
Interest and Principal Funding Investment Proceeds
Series Adjusted Portfolio Yield
Base Rate
- --------------------------------------------------------------------------------------------------------------------
Application of Collections
- --------------------------
Available Funds
Monthly Interest Paid
Investor Default Amount Paid
Excess Spread
- --------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall
Investor Default Amount Shortfall
Required Amount
- --------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid
Investor Default Paid
Investor Additional Amounts Paid
Servicing Fee Paid
Excess Finance Charge Collections
- --------------------------------------------------------------------------------------------------------------------
Reallocated Principal
Monthly Interest Paid
Investor Default Paid
- --------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest
Principal Charge-Offs
- --------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount
Principal Funding Account Deposit
Principal Funding Account Balance
- --------------------------------------------------------------------------------------------------------------------
Certificates
- ------------
Beginning Certificates Balance
Interest Distribution
Principal Distribution
Total Distribution
Ending Certificate Balance
Pool Factor
Total Distribution Per 1,000 Certificate
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate

1st   Collection Accounts Deposit
2nd Collection Accounts Deposit
3rd Collection Accounts Deposit
Quarterly Interest Distribution


Delinquencies                                              120+                 Total

Number of Accounts                                               18,999               228,410
Balance of Accounts                                          63,405,795        558,277,108.62

30+Days Delinquency Rate

Change in Account Owner Retained Interest

                           FORM OF MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 06/17/96, and with respect to the performance of the Trust during the month of 05/01/96-05/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

     (1)        The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00000000

     (2)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00000000

     (3)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                                    $0.00

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
     (1)        The amount of Class A Investor
     Charge Offs                                                                     $0.00
     (2)        The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                                $0.00
     (3)        The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                            $0.00
     (4)        The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                                    $0.00
     (5)        The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                               $0.00

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
     (1)        The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00000000
     (2)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                              $0.00000000
     (3)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                                    $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
     (1)        The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                                         $0.00

     (2)        The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal amount                                           $0.00
     (3)        The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                         $0.00
     (4)        The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                                    $0.00
     (5)        The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                               $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
     (1)        The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                                    $260,761.67
     (2)        The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                                 $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
     (1)        The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                          $0.00
     (2)        The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                                      $0.00

                AT&T UNIVERSAL CARD SERVICES CORP.,
                   Servicer

                By         /s/ Tom Donahue
                   ---------------------------------
                     Name:   Tom Donahue
                     Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                            $5,711,452,494.90
Beginning of the Month Finance Charge Receivables:                          $76,220,571.94
Beginning of the Month Discounted Receivables:                                       $0.00
Beginning of the Month Premium Receivables:                                          $0.00
Beginning of the Month Total Receivables:                                $5,787,673,066.84


Removed Principal Receivables:                                                       $0.00
Removed Finance Charge Receivables:                                                  $0.00
Removed Total Receivables:                                                           $0.00


Additional Principal Receivables:                                                    $0.00
Additional Finance Charge Receivables:                                               $0.00
Additional Total Receivables:                                                        $0.00


Discounted Receivables Generated this Period:                                        $0.00
Premium Receivables Generated this Period:                                           $0.00
End of the Month Principal Receivables:                                  $5,690,828,338.08
End of the Month Finance Charge Receivables:                                $74,135,674.13
End of the Month Discounted Receivables:                                             $0.00
End of the Month Premium Receivables:                                                $0.00
End of the Month Total Receivables:                                      $5,764,964,012.21


Special Funding Account Balance                                                      $0.00
Aggregate Invested Amount (all Master Trust Series)                      $4,500,000,000.00

End of the Month Transferor Amount                                         $199,935,881.28


DELINQUENCIES AND LOSSES ---
                                                                       RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                    $76,754,548.31
   61-90 Days Delinquent                                                    $45,867,350.00
   90+ Days Delinquent                                                     $101,209,163.83

   Total 30+ Days Delinquent                                               $223,831,062.14

Defaulted Accounts During the Month                                         $36,993,171.93

INVESTED AMOUNTS ---

Class A Initial Invested Amount                           $652,500,000
Class B Initial Invested Amount                            $45,000,000
Collateral Initial Invested Amount                         $52,500,000
INITIAL INVESTED AMOUNT                                                       $750,000,000

Class A Invested Amount                                $652,500,000.00
Class B Invested Amount                                 $45,000,000.00
Collateral Invested Amount                              $52,500,000.00
INVESTED AMOUNT                                                               $750,000,000


Class A Adjusted Invested Amount                       $652,500,000.00
Class B Adjusted Invested Amount                        $45,000,000.00
Collateral Invested Amount                              $52,500,000.00
ADJUSTED INVESTED AMOUNT                                                      $750,000,000


MONTHLY SERVICING FEE                                                        $1,250,000.00


INVESTOR DEFAULT AMOUNT                                                      $4,857,762.36


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                     5.63%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                 $42,367,184.45
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                  $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                                             $17,811,795.32
GROUP 1 INVESTOR MONTHLY FEES                                                $4,583,333.33
GROUP 1 INVESTOR MONTHLY INTEREST                                           $13,338,766.46


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                                16.63%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                                     $14,005,817.54
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                                    $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                                    $6,152,750.36
SERIES 1995-3  MONTHLY FEES                                                  $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS                             $153,473,091.06
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                                   $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                                      78.95%

INVESTOR FINANCE CHARGE COLLECTIONS                                         $11,057,970.72
INVESTOR DEFAULT AMOUNT                                                      $4,857,762.36
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                             $11,599,421.69
PRINCIPAL ALLOCATIONS PERCENTAGE                                                    78.95%
AVAILABLE PRINCIPAL COLLECTIONS                                            $121,171,144.87


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                         87.00%

    Class A Floating Percentage of Reallocated          $10,091,496.87
    Investor Finance Charge Collections
    Other Amounts                                                $0.00
TOTAL CLASS A AVAILABLE FUNDS                                               $10,091,496.87

   Class A Monthly Interest                              $3,197,068.75
   Class A Servicing Fee (if applicable)                         $0.00
   Class A Investor Default Amount                       $4,226,253.25
TOTAL CLASS A EXCESS SPREAD                                                  $2,668,174.86

CLASS A REQUIRED AMOUNT                                                              $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                          6.00%

CLASS B AVAILABLE FUNDS                                                        $695,965.30

   Class B Monthly Interest                                $224,750.00
   Class B Servicing Fee (if applicable)                         $0.00
TOTAL CLASS B EXCESS SPREAD                                                    $471,215.30

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                       7.00%

COLLATERAL AVAILABLE FUNDS                                                     $811,959.52
   Collateral Interest Servicing Fee (if  applicable)                                $0.00
TOTAL COLLATERAL EXCESS SPREAD                                                 $811,959.52

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                          $3,951,349.68

Excess Spread Applied to Class A Required Amount                                     $0.00
Excess Spread Applied to Class A Investor Charge                                     $0.00
Offs
Excess Spread Applied to Class B Required Amount                               $291,465.74
Excess Spread Applied to Reductions of Class B                                       $0.00
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                                    $260,761.67
Interest
Excess Spread Applied to Unpaid Monthly                                      $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral Default Amount                                $340,043.37
Excess Spread Applied to Reductions of                                               $0.00
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                             $0.00
Excess Spread Applied to Other Amounts Owed to                                       $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                           $1,809,078.91

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                     $8,433,550.21
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                    $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections Applied to                                         $0.00
Class A Required Amount
Excess Finance Charge Collections Applied to                                         $0.00
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                         $0.00
Class B Required Amount
Excess Finance Charge Collections Applied to                                         $0.00
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                         $0.00
Collateral Monthly Interest
Excess Finance Charge Collections Applied to                                         $0.00
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections Applied to                                         $0.00
Collateral Default Amount

Excess Finance Charge Collections Applied to                                         $0.00
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                         $0.00
Reserve Account
Excess Finance Charge Collections Applied to                                         $0.00
Other Amounts Owed to Collateral Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                                        7.89%
Base Rate (Prior Month)                                          7.71%
Base Rate (Two Months Ago)                                       7.77%
THREE MONTH AVERAGE BASE RATE                                                        7.79%

Series Adjust Portfolio Yield (Current Month)                   10.79%
Series Adjusted Portfolio Yield (Prior Month)                   12.19%
Series Adjusted Portfolio Yield (Two Months Ago)                11.37%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                       11.45%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                        87.00%

   Class A Principal Collections                       $105,418,896.04

CLASS B PRINCIPAL PERCENTAGE                                                         6.00%

   Class B Principal Collections                         $7,270,268.69

COLLATERAL PRINCIPAL PERCENTAGE                                                      7.00%
   Collateral Principal Collections                      $8,481,980.14

AVAILABLE PRINCIPAL COLLECTIONS                        $121,171,144.87

REALLOCATED PRINCIPAL COLLECTIONS                                                    $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                    $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                   $0.00
Deficit Controlled Accumulation Amount                           $0.00
CONTROLLED DEPOSIT AMOUNT                                                            $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                    $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                            $126,028,907.23
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                         $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                   $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                      $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                              $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                          $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                       $0.00
REIMBURSED


                AT&T UNIVERSAL CARD SERVICES CORP.,
                as Servicer


                By:        /s/ Tom Donahue
                     -------------------------------
                       Name:   Tom Donahue
                       Title:  Servicing Officer